Exhibit 32.2

CERTIFICATION

In connection with the quarterly report of Fortified Holdings Corp. (the “Company”) on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Alan Hurwitz, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of the periods covered by the Quarterly Report.

Date: November 19, 2007

By:	/s/ Alan Hurwitz
Alan Hurwitz
Chief Financial Officer